Second Quarter 2020 Earnings Call August 6, 2020

DISCLAIMER With the exception of historical information, certain statements contained or incorporated by reference herein may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), such as those pertaining to the uncertain financial impact of COVID-19, our capital resources and liquidity, expected dividend payments, expected liquidity and performance of our customers, including AMC, future expenditures for development projects and our results of operations and financial condition. The estimates presented herein are based on the Company's current expectations and, given the current economic uncertainty, there can be no assurances that the Company will be able to continue paying dividends at expected levels, or at all, or continue to comply with applicable covenants under its debt agreements, which could materially impact actual performance. Forward-looking statements involve numerous risks and uncertainties and you should not rely on them as predictions of actual events. There is no assurance the events or circumstances reflected in the forward-looking statements will occur. You can identify forward-looking statements by use of words such as “will be,” “intend,” “continue,” “believe,” “may,” “expect,” “hope,” “anticipate,” “goal,” “forecast,” “pipeline,” “estimates,” “offers,” “plans,” “would,” or other similar expressions or other comparable terms or discussions of strategy, plans or intentions contained or incorporated by reference herein. While references to commitments for investment spending are based on present commitments and agreements of the Company, we cannot provide assurance that these transactions will be completed on satisfactory terms. Forward-looking statements necessarily are dependent on assumptions, data or methods that may be incorrect or imprecise. These forward-looking statements represent our intentions, plans, expectations and beliefs and are subject to numerous assumptions, risks and uncertainties. Many of the factors that will determine these items are beyond our ability to control or predict. For further discussion of these factors see “Item 1A. Risk Factors” in our Quarterly Report on Form 10-Q for the quarter ended March 31, 2020 filed with the Securities and Exchange Commission ("SEC") on May 11, 2020. For these statements, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. You are cautioned not to place undue reliance on our forward-looking statements, which speak only as of the date hereof or the date of any document incorporated by reference herein. All subsequent written and oral forward-looking statements attributable to us or any person acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. Except as required by law, we do not undertake any obligation to release publicly any revisions to our forward-looking statements to reflect events or circumstances after the date hereof. 2

INTRODUCTORY COMMENTS This information is as of the date indicated and, to our knowledge, was timely and accurate when presented. We are under no obligation to update or remove outdated information other than as required by applicable law or regulation. 3

PORTFOLIO UPDATE 4

PORTFOLIO OVERVIEW Portfolio Snapshot Q2 Update $6.7B Total Investments* Investment Spending $11.7M Occupancy at 97.3% 369 Properties * See investor supplemental for the applicable period for definitions and calculations of this Non-GAAP measure 5

EXPERIENTIAL PORTFOLIO PORTFOLIO HIGHLIGHTS $6.0B INVESTED* 97% OCCUPIED 284 PROPERTIES IN SERVICE THEATRES EAT & PLAY SKI ATTRACTIONS 3 PROPERTIES UNDER DEVELOPMENT EXPERIENTIAL GAMING CULTURAL FITNESS & LODGING WELLNESS 44 OPERATORS * See investor supplemental for the applicable period for definitions and calculations of this Non-GAAP measure 6

PORTFOLIO REOPENING Theatres Reopening – Expected to begin mid- to late-August but dependent on studio release schedule • Planned timing is state by state and city by city • Operators are diligently developing health & safety measures 7

PORTFOLIO REOPENING Theatres Film Slate – Strong titles scheduled for remainder of 2020 and 2021 Planned 2020 Releases Planned 2021 Releases 8

PORTFOLIO REOPENING Other Experiential and Education Reopening – 88% of non-theatre properties are open 9

COLLECTIONS AND DEFERRAL AGREEMENTS Collections • Collected 21% of Q2 & 28% of July 2020 pre-COVID contractual cash rent and interest payments Permanent Rent Adjustments • Anticipate permanent rent reductions, including AMC will total approximately 5-7% of annualized pre-COVID contractual cash rent and interest payments Deferral Agreements Scope • Worked closely with customers to structure agreements to ensure long- term health and protect our position as landlord • Addressed 85% of annualized pre-COVID contractual cash rent and interest payments Key Features • Agreements structured to ramp up through 2020 and beyond; vast majority provide repayment of all deferred rent • Where rent concessions were provided, we received greater or equal value through additional lease term, additional collateral, or other benefits 10

AMC RESTRUCTURING Restructured AMC Lease Agreements – Reduces risk, improves collateral and enhances our position in the event of a reorganization in exchange for rent reduction and deferrals Key Features • Entered into Master Lease for 46 of our 53 AMC theatres o Extended our average lease term by 9 years to 15.5 years o Rent Escalator: 7.5% every five years o Master Lease divided into four tranches with staggered initial terms • 7 Transitional Property Leases o Opportunity to reduce exposure to AMC through termination and re- leasing or selling • Rent Reduction and Deferrals o Reduced total annual fixed cash rent by approx. 21% or $26M to $96M o Master Lease deferred rent repaid in equal monthly installments over first 14 years of lease term o Transitional Leases deferred rent repaid over term of each lease 11

FINANCIAL REVIEW 12

DEFERRAL INFORMATION

Classification of Customers and Deferral Information

($ in millions)

	Annualized Revenue[1]		For the three months ended June 30, 2020: Deferrals Recognized	Deferrals Not Recognized	Projected Total Deferrals
No Payment Deferral	$ 115	18%	$ -	$ -	$ -
Payments Deferred and Recognized as Revenue During Deferral Period	310	50%	64	-	131
Payments Deferred But Not Recognized as Revenue During Deferral Period	25	4%	-	4	11
Cash Basis/Lease Restructurings[2]	166	27%	-	37	n/a[3]
New Vacancies	8	1%	-	-	-
Total	$ 624	100%	$ 64	$ 41	$ 142

(1) Represents annualized pre-COVID contractual revenue which includes cash rent (including tenant reimbursements) and interest payments.

(2) Includes leases for tenants accounted for on a cash basis and/or leases for tenants that have been or are expected to be restructured which generally have a ramp up in cash rent and some permanent reduction in rent after the ramp up period. This category includes AMC.

(3) Projected amounts not shown for this category as tenants are on a cash basis and/or agreements have been or are expected to be restructured.

EPR Properties

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DEFERRAL INFORMATION Statistics for the $142M of projected total deferrals and the status of all agreements based on annualized pre-COVID contractual revenue: Average deferral period 12 months Average months deferred 5 months Average collection period 32 months Projected Total Annualized Deferrals Revenue1 No Deferral n/a 18% Executed 86% 67% Sub-total 86% 85% Approved - 1% Pending 14% 13% Vacant n/a 1% Total 100% 100% n/a (3) 14

FINANCIAL HIGHLIGHTS Financial Performance* Quarter ended June 30, 2020 2019(1) $ Change % Change Total Revenue (Continuing Ops) $106.4 $161.7 ($55.3) (34%) Net Income - Common (69.0) 60.6 (129.6) (214%) FFO as adj. – Common* 31.4 105.2 (73.8) (70%) AFFO – Common* 33.3 105.6 (72.3) (68%) Net Income/share – Common (0.90) 0.79 (1.69) (214%) FFO/share - Common, as adj.* 0.41 1.36 (0.95) (70%) AFFO/share - Common* 0.44 1.37 (0.93) (68%) (In millions except per-share data) (1) The operating results of the Company's public charter school portfolio for the three months ended June 30, 2019, include $6.5 million in termination fees, and are included in all metrics in this column except for total revenue from continuing operations. The remaining public charter school portfolio was sold subsequent to this period. * See investor supplementals for the applicable periods for definitions and calculations of these non-GAAP measures 15

CAPITAL MARKETS UPDATE Net Debt to Gross Assets was 41% at 6/30/20 • $3.9B total debt; $3.1B fixed rate or fixed through int. rate swaps at wtd. avg. = 4.50% • $750M drawn on $1B revolver • Weighted average debt maturity ~5 years; No scheduled debt maturities until revolver matures in 2022 • On 6/29/20, amended Credit Agreement and Note Purchase Agreements o Modified certain provisions and waived certain covenants in light of impacts of the COVID-19 pandemic Liquidity Position • $1.0B unrestricted cash • Implies six years of liquidity even at elevated Q2 cash burn rate (assuming no cash would be used for the repayment of principal on current indebtedness) Share Repurchase Plan • Repurchased 4.1M common shares for $106.0M at average price of $26.06 • Suspended program on effective date of covenant modifications 16

EXPECTED REVENUE RECOGNITION AND COLLECTIONS Last 2 Quarters Full Year of 2020 2020 % of pre-COVID contractual cash 65% - 75% 70% - 80% revenue to be recognized % of pre-COVID contractual cash 50% - 60% 55% - 65% revenue to be collected 17

CLOSING COMMENTS 18

EPR Properties 909 Walnut Street, Suite 200 Kansas City, MO 64106 www.eprkc.com 816-472-1700 info@eprkc.com